                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED NOVEMBER 12, 1999

                      SEARS CREDIT ACCOUNT MASTER TRUST II
      $400,000,000 ____% Class A Master Trust Certificates, Series 1999-3


                             Sears, Roebuck and Co.
                                    Servicer
                                   SRFG, Inc.
                                     Seller

                  The Certificates represent interests in the Sears Credit Account Master Trust II. The Certificates are not obligations of Sears, Roebuck and Co., Sears National Bank, SRFG, Inc. or any of their affiliates. Neither the Certificates nor the underlying credit accounts or receivables are insured or guaranteed by any governmental agency.

                  This series term sheet contains structural and collateral information about the Certificates; however, this series term sheet does not contain complete information about the Certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. The prospectus supplement and the prospectus will contain additional information not set forth in this series term sheet. You should read both the prospectus supplement and the prospectus.

                  This series term sheet is not an offer to sell any security, nor is it a solicitation of an offer to buy any security. Sears and SRFG may not offer or sell the Certificates in any state where the offer or sale is prohibited. Sears and SRFG may not sell you any of the Certificates unless you have received both the prospectus supplement and the prospectus.

                  Underwriters of the Class A Certificates

Morgan Stanley Dean Witter
            Credit Suisse First Boston
                         Bear, Stearns & Co. Inc.
                                    Goldman, Sachs & Co.
                                             Merrill Lynch & Co.


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This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-3 Supplement to the Pooling and Servicing Agreement.

THE TRUST..........................................    Sears Credit Account Master Trust II.

THE CERTIFICATES...................................    $400,000,000 ___% Class A Master Trust Certificates, Series
                                                       1999-3.

SELLER RETAINED CERTIFICATES.......................    $28,250,000 Class B Master Trust Certificates, Series
                                                       1999-3.  SRFG will retain the Class B certificates.  You may not purchase them in this offering.

                                                       $42,400,000 Class C Master Trust Certificates, Series
                                                       1999-3.  SRFG will retain the Class C certificates.  You may not purchase them in this offering.

INTEREST ON THE CERTIFICATES.......................    Class A Certificates:  ____% per year.

                                                       The Trustee will calculate interest on the Certificates on the basis of a 360-day year of twelve 30-day months.

INTEREST PAYMENT DATES.............................    The 15th day of each month (or, if not a business day, the next business day) beginning in December 1999.

PRINCIPAL PAYMENTS.................................    The Trust is scheduled to pay Class A principal in 24 equal monthly payments of $16,666,666.67 on the 15th day of each month (or, if not a business day, the next business day)
                                                       beginning in December 2003 and ending in November 2005.

CLASS A EXPECTED FINAL PAYMENT DATE................    November 15, 2005 (or, if not a business day, the next
                                                       business day).

RECEIVABLES........................................    The aggregate amount of receivables in the accounts in the
                                                       Trust as of the last day of the Due Period ending in October
                                                       1999 was $9,784,935,192, consisting of $9,629,437,514 of
                                                       principal receivables and $155,497,678 of finance charge
                                                       receivables.

                                                       "Due Period" for any account is the period included in the monthly billing cycle of that account.

SUBORDINATION (CLASS A CREDIT ENHANCEMENT).........    The Class B certificates and the Class C certificates will be subordinate to the Class A certificates to the extent described in the prospectus supplement. Subordination of the Class B certificates and Class C certificates provides credit enhancement for the Class A certificates.

SERIES TERMINATION DATE............................    The business day after November 15, 2009 (or, if November
                                                       15, 2009 is not a business day, the second business day
                                                       after November 15, 2009).  The "Series Termination Date" is the last day on which the Trust will make payments on the
                                                       Certificates.


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

ERISA CONSIDERATIONS...............................    Under the regulations issued by the Department of Labor, the
                                                       Trust's assets will not be considered "plan assets" of any employee benefit plan that holds interests in the Class A
                                                       certificates if the Class A certificates meet the
                                                       requirements necessary to be considered "publicly offered
                                                       securities." One of those requirements is that, upon
                                                       completion of the public offering, at least 100 persons
                                                       independent of SRFG and each other hold interests in the
                                                       Class A certificates.  The Class A Underwriters expect,
                                                       although they cannot assure you, that at least 100
                                                       independent persons will hold interests in the Class A
                                                       certificates.  SRFG also expects that the other requirements will be met so that the Class A certificates will be
                                                       considered "publicly offered securities."  If, however, the
                                                       Class A certificates do not meet the requirements of a
                                                       "publicly offered security" and the Trust's assets are
                                                       considered to be "plan assets" of an employee benefit plan, then the "prohibited transaction" rules of the Employee
                                                       Retirement Income Security Act of 1974, as amended, may
                                                       apply to certain transactions involving the Trust's assets.

CLASS A CERTIFICATE RATING.........................    The Trust will issue the Class A certificates only if at
                                                       least two nationally recognized rating agencies rate the
                                                       Class A certificates in the highest rating category.  The
                                                       rating agencies base their ratings primarily on the value of the receivables in the Trust and the subordination of the
                                                       Class B certificates and the Class C certificates.




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
         COMPOSITION AND HISTORICAL PERFORMANCE OF THE SEARS PORTFOLIO

The tables below describe the composition and historical performance of the accounts in the Sears Portfolio, excluding accounts from Puerto Rico (which are not included in the Trust). These tables do not reflect the composition and historical performance of the accounts in the Trust. Sears uses different methodologies to calculate the performance characteristics of the accounts in the Sears Portfolio than those the Trust uses to calculate the performance characteristics of the accounts in the Trust.

In May 1998, Sears entered into an agreement with Total Systems Services, Inc. ("TSYS") to provide processing services relating to the Sears Portfolio, including the receivables in the Trust. The new system will allow Sears and Sears National Bank to enhance their customer relationships and improve service support of Sears multiple business formats. Sears converted from its proprietary processing system to a TSYS processing system in three phases, completing the first in October 1998 (affecting approximately 12% of the accounts in the Sears Portfolio), the second in March 1999 (affecting approximately 38% of accounts), and the last in April 1999 (affecting the remaining 50% of accounts). TSYS now processes all accounts.

The new processing system also has enabled Sears to change its methodology for aging and charging off accounts. As a result, certain accounts are generally considered delinquent earlier and charged off sooner than was previously the case. These changes reflect a reclassification of account status rather than a change in actual performance of the account. For a discussion of Sears change to a new aging methodology in connection with the conversion, which affected reported delinquencies and gross charge-off levels, see the Trust's Current Report on Form 8-K filed on May 14, 1998.

COMPOSITION OF THE SEARS PORTFOLIO

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

         The accounts in the Sears Portfolio had the following distributions of credit limits (1):

                                                   PERCENTAGE OF SEARS PORTFOLIO
                CREDIT LIMIT                       AS OF BILLING CYCLES ENDED IN
                                                           DECEMBER 1998

             $    0 -  $   99 (2).....................           18.1%
                100 -     499.........................            2.8%
                500 -     999.........................            5.4%
              1,000 -   1,499.........................            6.8%
              1,500 -   1,999.........................            6.1%
              2,000 -   2,999.........................           14.0%
              3,000 -   3,999.........................           18.1%
               4,000 and over.........................           28.7%
                                                               -------
                                                                100.0%
                                                               =======
---------------
(1) Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1998.

(2) Sears National Bank or Sears may impose zero credit limits (i) due to delinquency, (ii) upon customer request, (iii) temporarily in the case of lost or stolen credit cards or (iv) under certain circumstances in which the customer's credit may be in question. The customer must obtain specific approval from the Bank or Sears for purchases on an account with a zero credit limit. Specific approval generally is automatic for accounts that are current or for which the customer has failed to make a required payment only in the last billing cycle, and automatically denied for accounts for which the customer has failed to make a required payment in each of the last two or more billing cycles.



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
                                 LARGEST STATES

         The Sears Portfolio is not concentrated geographically. As of the billing cycles ended in December 1998, the following five states had the largest receivables balances and number of accounts:

SEARS PORTFOLIO                                 CALIFORNIA      FLORIDA       NEW YORK     PENNSYLVANIA      TEXAS
---------------                                 ----------      -------       --------     ------------      -----
% of active accounts....................           10.5%         6.9%           6.5%            5.9%          6.7%
% of balances...........................           10.6%         7.4%           6.1%            5.2%          8.2%

No other state accounted for more than 5% of the number of active accounts in the Sears Portfolio or 5% of the balances as of the billing cycles ended in December 1998.

                                    SEASONING

More than 56% of the accounts in the Sears Portfolio were at least five years old as of the billing cycles ended in December 1998. The ages of accounts in the Sears Portfolio were distributed as follows (1):

                                                                               PERCENTAGE OF SEARS
                                                                             PORTFOLIO AS OF BILLING
                                                                                 CYCLES ENDED IN
                AGE OF ACCOUNTS                                                   DECEMBER 1998
                ---------------                                                   -------------
                Up to 1 year.............................................              7.6%
                1 year up to 2 years.....................................              8.4%
                2 years up to 3 years....................................             12.5%
                3 years up to 4 years....................................              8.7%
                4 years up to 5 years....................................              6.2%
                5 years up to 10 years...................................             18.5%
                10 years and older.......................................             38.1%
                                                                                    -------
                                                                                     100.0%
                                                                                    =======

---------------
(1) Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1998.

                           SUMMARY YIELD INFORMATION

The accounts in the Sears Portfolio had the following annualized aggregate monthly yields:

                                         THREE MONTHS       TWELVE MONTHS
                                             ENDED              ENDED
                                       OCTOBER 31, 1999   OCTOBER 31, 1999      1998         1997         1996
                                       ----------------   ----------------      ----         ----         ----
Aggregate Monthly Yield..............       19.57%             20.00%          20.59%       20.27%       18.67%

Aggregate monthly yield is the unweighted average of monthly yields annualized for each period shown. Sears calculates "monthly yield" by dividing:

                - monthly finance charges and late fees minus estimated accumulated finance charges and late fees billed to accounts charged-off in that month; by

                -   the balance outstanding as of the beginning of the month.


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
                         SUMMARY CHARGE-OFF INFORMATION

         The accounts in the Sears Portfolio had the following annualized gross charge-off and recoveries percentages:

                                                     THREE MONTHS       TWELVE MONTHS
                                                         ENDED              ENDED
                                                   OCTOBER 31, 1999   OCTOBER 31, 1999     1998         1997          1996
                                                   ----------------   ----------------     ----         ----          ----
Gross Charge-Offs as a % of balances.............        7.76%             8.34%           8.82%        7.61%         5.12%
Recoveries as a % of balances....................        1.59%             1.56%           1.35%        1.06%         0.79%

All rates shown are unweighted averages of monthly rates annualized for each period shown. Sears calculated the monthly rate by dividing:

               - either (i) the amount of charged-off receivables for that month minus estimated accumulated finance charges and late fees billed to those accounts, or (ii) the amount of recoveries for that month, as applicable; by

               -    the balance outstanding as of the beginning of the month.


                     SUMMARY DELINQUENCY AGING INFORMATION

The accounts in the Sears Portfolio had the following delinquency profiles (1):

                                                         TEN MONTHS
                                                           ENDED
                                                      OCTOBER 31, 1999 (2)        1998 (3)        1997             1996
                                                      ----------------            ----            ----             ----
Delinquencies as a % of balances (4)
   60-89 days past due.............................          2.01%               1.99%           1.96%             1.66%
   90-119 days past due............................          1.55%               1.53%           1.45%             1.16%
   120 days or more past due.......................          4.34%               3.46%           2.97%             2.18%
                                                             -----               -----           -----             -----

          Total Delinquencies                                7.90%               6.98%           6.38%             5.00%
                                                             =====               =====           =====             =====

---------------
(1) Delinquencies for 1998, 1997 and 1996 have been reported using data from Sears proprietary receivables processing system. Delinquencies for the ten months ended October 31, 1999 have been reported using data from the TSYS account processing system.

(2) These percentages have been calculated using the monthly percentages for accounts converted to the TSYS account processing system. For the following months within 1999, the converted accounts represented the following percentages of the portfolio balances: January, 14%; February, 13%; March, 45%; April, 70%; and thereafter, 100%. Prior to May, the converted portions of the receivables may not have been representative of results for the entire portfolio.

(3) These percentages have been calculated using the monthly percentages for all accounts for months ended on or prior to October 31, 1998, and the monthly percentages for the approximately 88% of accounts that had not been converted for the months ended November 30 and December 31, 1998.

(4) The TSYS delinquency data reflect accounts for which the customer has failed to make a required payment in each of the last three, four, and five or more billing cycles, respectively. Delinquencies reported for accounts processed under TSYS are calculated by dividing delinquencies as of the end of each month by balances at the beginning of each month.



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
         The proprietary system delinquency data reflect the percentage of account balances for which the cumulative past due amount was three, four, and five or more times, respectively, the scheduled minimum monthly payment. Delinquencies processed under the proprietary system were calculated by dividing delinquencies as of the end of each billing cycle by balances at the beginning of that month.


                        SUMMARY PAYMENT RATE INFORMATION

The accounts in the Sears Portfolio had the following monthly payment rates:

                                                      TWELVE MONTHS
                                                          ENDED
PAYMENT RATES                                        OCTOBER 31, 1999      1998          1997             1996
-------------                                        ----------------      ----          ----             ----
Average Monthly Rate..............................        6.72%            6.51%         6.14%           6.29%
Highest Monthly Rate..............................        7.42%            6.89%         6.64%           6.83%
Lowest Monthly Rate...............................        6.16%            6.15%         5.81%           5.86%

Sears calculates the payment rate by dividing:

          -        cash received during each month; by

          -        the balance outstanding as of the beginning of that month.












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